UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 25, 2006

COMPUTER TASK GROUP, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        On October 25, 2006, the Registrant hosted a publicly available telephone conference call concerning Third Quarter 2006 earnings.  A copy of the transcript of the conference call  is attached hereto as Exhibit 99, and is incorporated herein by reference.  This information is furnished and not filed.

Item 9.01 Financial Statements and Exhibits.

        (c)    Exhibits:

99	Transcript of a publicly available telephone conference call on October 25, 2006 concerning Third Quarter 2006 earnings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: October 27, 2006	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Transcript of a publicly available telephone conference call on October 25, 2006 concerning Third Quarter 2006 earnings.